SYCUAN US VALUE FUND (SYCUX)

Sycuan Funds

ADVISOR'S QUARTERLY UPDATE
4th Quarter 2007

Positive factors impacting investment performance for the fund during the quarter included the Information Technology Sector (Intel and Microsoft), Healthcare (Johnson & Johnson and Wellpoint), Consumer Staples (Procter & Gamble and Anheuser Busch) and Financial (Traveler's Cos.). Negative factors impacting investment performance of the fund during the quarter included the Financial Sector (Citigroup, Bank of America and AIG).

During the quarter we sold our positions in Exxon Mobil, Tyco International, Tyco Electronics and Covidien Ltd. due to their intrinsic valuation and invested the proceeds in the following holdings: Astra Zeneca, Cemex, Sanofi Aventis, ING Group, Omnicom Group, Terex Corporation, Whirlpool, Taiwan Seminconductor and Novartis. Effective December 10, 2007, the Fund began to invest in foreign securities in order to provide shareholders with greater diversification for the objective of long-term capital appreciation.

The largest sector in the Fund continues to be Healthcare (Amgen, Johnson & Johnson, Pfizer, Astra Zeneca, Sanofi-Aventis, Wellpoint & Novartis). Information Technology (Cisco, Dell, Microsoft, Intel and Taiwan Semiconductor), Industrials (3M Company, Ingersoll-Rand and Illinois Toolworks) and Financials (AIG, Citigroup, Bank of America & Traveler's Companies) are prominently represented as well.

Although the capital markets have been somewhat volatile in recent months it is important to remember that share prices of common stocks historically will fluctuate dramatically more than the underlying intrinsic values of the businesses that they represent. Despite the short term uneasiness that it presents, share price volatility provides opportunity for investors that are looking to exploit the difference between price and value of the businesses that available for investment in the capital markets. The investment philosophy of the Sycuan US Value Fund attempts to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices we believe are less than their intrinsic values. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan US Value Fund is designed for investors who seek capital appreciation in a portfolio of U.S. companies. The United States offers the greatest number of investment opportunities of any single country. Its markets are large and highly liquid. Many investors prefer or require a portfolio consisting exclusively of companies domiciled in the United States. These investors often are looking for a disciplined and time-tested approach to take advantage of opportunities in the U.S. equity market.

MANAGEMENT

Sycuan Capital Management, Inc., is a Native American owned investment adviser and the adviser to the Sycuan US Value Fund. Sycuan Capital Management, Inc. has selected A.Q. Johnson & Co., Inc. to act as sub-adviser and make the day-to-day investment decisions for the Fund. A.Q. Johnson & Co., Inc. uses a philosophy known as value investing to uncover U.S. companies whose shares are trading at a discount to their intrinsic value. These issues are typically sold when a company's intrinsic value becomes fully reflected in its stock price.

PERFORMANCE

AVERAGE ANNUALIZED RETURNS AS OF DECEMBER 31, 2007

	Since Inception	2 Year	1 Year	Latest 3 Months**
Sycuan US Value Fund	7.82%	6.66%	-1.20%	-6.95%
S&P 500*	9.95%	10.52%	5.49%	-3.33%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.

**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

SECTOR EXPOSURE AS OF DECEMBER 31, 2007


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Energy
Materials
Industrials
Consumer Discretionary
Consumer Staples
Health Care
Financials
Information Technology
Telecommunications Services
Utilities
Cash
Sycuan
S&P 500

TOP 10 HOLDINGS AS OF DECEMBER 31, 2007

Company	%	Sector
Johnson & Johnson	5.08	Healthcare
Ingersoll Rand Co.	4.72	Industrials
Illinois Tool Works. Inc.	4.53	Industrials
Intel Corp.	4.51	Information Technology
Wellpoint, Inc.	4.46	Healthcare
Nike, Inc.	4.35	Consumer Discretionary
3M Co.	4.28	Industrials
Dell, Inc.	4.15	Information Technology
Cisco Systems, Inc.	4.13	Information Technology
American International Group, Inc.	3.95	Financials
Top 10 as % of Portfolio	**45.26**	

BENCHMARK RELATIVE STATISTICS


16000
15000
14000
13000
12000
11000
10000
10/10/2003
2004
Mar
Jun
Sep
2005
Mar
Jun
Sep
2006
Mar
Jun
Sep
2007
Mar
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2008
Sycuan Fund
S&P 500

FOR MORE

Call Toll Free:
1-888-899-8344

Email:
info@sycuanfunds.com

or
Contact VaRene Martin at
(619) 322-9285